Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT (this “Amendment”), dated as of September 22, 2024, to that certain Amended and Restated Employment Agreement effective as of September 23, 2021 (the “Agreement”) by and between Andrew Micheletti, (“Executive”), Axos Financial, Inc. (“Company”) and Axos Bank (“Bank”; and together with Executive and the Company, the “Parties”), is hereby entered into by and between the Parties.
RECITALS
WHEREAS, the Parties desire to enter into this Amendment to extend the Term of the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:
1.Definitions. All capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.
2.Term. Section A.1 (“Term”) of the Agreement shall be amended and restated as follows:
“The term of this Agreement shall commence on the Effective Date and expire September 23, 2025 (the “Term”), unless the Agreement is earlier terminated in accordance with and subject to the terms of Paragraph F. (Termination); and thereafter, shall automatically renew for one-year periods.”
1.Miscellaneous.
a.All terms and conditions of the Agreement not amended by this Amendment shall remain in full force and effect. In the event of a conflict or inconsistency between the terms of the Agreement and the terms of this Amendment, the latter shall supersede and govern.
b.This Amendment to the Agreement may be executed in counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same document.
c.This Amendment shall be governed by and construed in accordance with the laws of the State of California.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EXECUTIVE:	Axos Bank
a federal savings bank

By: _____________________________	By: _____________________________
Name: Andrew Micheletti	Name: Gregory Garrabrants
Title: EVP, Finance	Title: President and Chief Executive Officer

Consent of Axos Financial, Inc.

By execution of this Agreement below, Axos Financial, Inc., a Delaware corporation, consents to and agrees to perform its obligations under the Agreement.

Axos Financial, Inc.

By:___________________________

Gregory Garrabrants, President and Chief Executive Officer